Second Quarter 2021 Financial Results & Business Update July 28, 2021 Exhibit 99.2

Forward-Looking Statements and Non-GAAP Financial Information Certain statements set forth in this presentation constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, but not limited to, statements concerning: the company’s expectations with respect to its future financial and operating performance, business plans or prospects, including expectations of revenue growth and the anticipated addition of LYBALVI® as a new revenue stream; the potential therapeutic and commercial value of the company’s marketed and development products; the company’s expectations and assumptions regarding the future impacts of COVID-19 on its business and expectations of continued improvement in patient access to treatment providers and to the company’s commercial products in the second half of the year; the company’s expectations for development activities relating to its development candidates, including planned studies for nemvaleukin alfa and an anticipated research & development milestone related to ALKS 1140; and the company’s expectations concerning commercial activities, including expected timing of the anticipated launch of LYBALVI®. The company cautions that forward-looking statements are inherently uncertain. The forward-looking statements are neither promises nor guarantees and they are necessarily subject to a high degree of uncertainty and risk. Actual performance and results may differ materially from those expressed or implied in the forward-looking statements due to various risks, assumptions and uncertainties. These risks, assumptions and uncertainties include, among others: the company may not be able to achieve its targeted financial and profitability metrics in a timely manner or at all; the impacts of the ongoing COVID-19 pandemic and continued efforts to mitigate its spread on the company’s business, results of operations or financial condition; the unfavorable outcome of litigation, including so-called “Paragraph IV” litigation and other patent litigation, or other disputes related to the company’s products or products using the company’s proprietary technologies; clinical development activities may not be completed on time or at all; the results of the company’s development activities may not be positive, or predictive of final results from such activities, results of future development activities or real-world results; the U.S. Food and Drug Administration (the “FDA”) or regulatory authorities outside the U.S. may make adverse decisions regarding the company’s products; the company and its licensees may not be able to continue to successfully commercialize their products; there may be a reduction in payment rate or reimbursement for the company’s products or an increase in the company’s financial obligations to government payers; the company’s products may prove difficult to manufacture, be precluded from commercialization by the proprietary rights of third parties, or have unintended side effects, adverse reactions or incidents of misuse; and those risks, assumptions and uncertainties described under the heading “Risk Factors” in the company’s Annual Report on Form 10-K for the year ended Dec. 31, 2020 and in subsequent filings made by the company with the U.S. Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www.sec.gov, and on the company’s website at www.alkermes.com in the ‘Investors – SEC filings’ section. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by law, the company disclaims any intention or responsibility for updating or revising any forward-looking statements contained in this presentation. Non-GAAP Financial Measures: This presentation includes information about certain financial measures that are not prepared in accordance with generally accepted accounting principles in the U.S. (GAAP), including non-GAAP net income and non-GAAP earnings per share. These non-GAAP measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similar measures presented by other companies. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found in the Alkermes plc Current Report on Form 8-K filed with the SEC on July 28, 2021. Note Regarding Trademarks: The company is the owner of various U.S. federal trademark registrations (®) and other trademarks (TM), including ARISTADA®, ARISTADA INITIO® , LYBALVI® and VIVITROL®. Any other trademarks referred to in this presentation are the property of their respective owners. Appearances of such other trademarks herein should not be construed as any indicator that their respective owners will not assert their rights thereto.

Agenda Introduction Sandy Coombs, SVP, Corporate Affairs & Investor Relations Business Update Richard Pops, Chief Executive Officer Q2 2021 Commercial Review Todd Nichols, Chief Commercial Officer Q2 2021 Financial Results Iain Brown, Chief Financial Officer Q&A

Q2 2021 Commercial and Operational Execution Commercial Execution Drove solid VIVITROL® and ARISTADA® growth year-over-year and sequentially LYBALVI®* Received FDA approval for the treatment of adults with schizophrenia and adults with bipolar I disorder Nemvaleukin Alfa (“nemvaleukin”) Entered into clinical trial collaboration and supply agreement with MSD (a tradename of Merck & Co., Inc. Kenilworth, NJ, USA) for planned phase 3 study to evaluate nemvaleukin in combination with KEYTRUDA® (pembrolizumab) in patients with platinum-resistant ovarian cancer Initiated ARTISTRY-6 phase 2 monotherapy study of nemvaleukin Presented ARTISTRY-1 and ARTISTRY-2 data at virtual American Society of Clinical Oncology (ASCO) Annual Meeting *Full prescribing information, including boxed warning, for LYBALVI® may be found at www.lybalvi.com/lybalvi-prescribing-information.pdf

VIVITROL® Performance and Expectations Q2’21 year-over-year net sales increased 23% to $88.4M, driven by unit growth of 29% Gross-to-net deductions: 51.8% in Q2’21, compared to 51.5% in Q1’21 Inventory levels increased sequentially by <$2M, in line with increasing demand trends and typical seasonal patterns   FY’21 net sales expected to range from $330M - $345M* Expected gross-to-net deductions: 52.5% VIVITROL Quarterly Net Sales ($M) * These expectations are provided by Alkermes plc (the “Company”) in its Current Report on Form 8-K filed with the SEC on July 28, 2021 and are effective only as of such date. The Company expressly disclaims any obligation to update or reaffirm these expectations. These expectations are based on recent trends and assume continued improvement in patient access to treatment providers and to the Company’s commercial products in the second half of the year. If patient access does not improve as anticipated, or if new COVID-19-related disruptions emerge, the Company’s ability to meet these expectations could be negatively impacted.

ARISTADA® Performance and Expectations Q2’21 year-over-year net sales increased 23% to $72.4M, driven by unit growth of 24% Gross-to-net deductions: 54.8% in Q2’21, compared to 53.3% in Q1’21 Inventory levels increased by ~$6M from Q1’21, as a number of key customers adjusted inventory to support growing demand FY’21 net sales expected to range from $275M - $290M† Expected gross-to-net deductions: 55.0% ARISTADA Quarterly Net Sales ($M)* *Inclusive of ARISTADA INITIO® † These expectations are provided by the Company in its Current Report on Form 8-K filed with the SEC on July 28, 2021 and are effective only as of such date. The Company expressly disclaims any obligation to update or reaffirm these expectations. These expectations are based on recent trends and assume continued improvement in patient access to treatment providers and to the Company’s commercial products in the second half of the year. If patient access does not improve as anticipated, or if new COVID-19-related disruptions emerge, the Company’s ability to meet these expectations could be negatively impacted.

ARISTADA®: Prescription Growth Trends Q2’21 year-over-year growth of 15% on TRx months of therapy (MOT) basis Outpaced overall atypical long-acting injectable (LAI) market Q2’21 year-over-year growth of 5% Market share: TRx MOT: 9.6% of atypical LAI market prescriptions in Q2‘21 ARISTADA Quarterly TRx MOT Source: IQVIA NPA

LYBALVI®: Once-Daily, Oral Atypical Antipsychotic Full prescribing information, including boxed warning, for LYBALVI® may be found at www.lybalvi.com/lybalvi-prescribing-information.pdf

LYBALVI®: Anticipated New Revenue Stream in Oral Atypical Antipsychotic Market Once-daily, oral atypical antipsychotic composed of olanzapine, an established antipsychotic agent, and samidorphan, a new chemical entity Approved for the treatment of adults with schizophrenia and for the treatment of adults with bipolar I disorder, as a maintenance monotherapy or for the acute treatment of manic or mixed episodes, as monotherapy or an adjunct to lithium or valproate Label includes data showing that treatment with LYBALVI® was associated with statistically significantly less weight gain than treatment with olanzapine Planned launch Q4‘21 Full prescribing information, including boxed warning, for LYBALVI® may be found at www.lybalvi.com/lybalvi-prescribing-information.pdf

Q2 2021 Financial Results Summary In millions In millions In millions

Second Quarter 2021 Revenue Summary * Inclusive of ARISTADA INITIO®

Alkermes: 2021 Financial Expectations* * These expectations are provided by the Company in its Current Report on Form 8-K filed with the SEC on July 28, 2021 and are effective only as of such date. The Company expressly disclaims any obligation to update or reaffirm these expectations. These expectations are based on recent trends and assume continued improvement in patient access to treatment providers and to the Company’s commercial products in the second half of the year. If patient access does not improve as anticipated, or if new COVID-19-related disruptions emerge, the Company’s ability to meet these expectations could be negatively impacted. ‡ Non-GAAP net income adjusts for one-time and non-cash charges by excluding from GAAP results: share-based compensation expense; amortization; depreciation; non-cash net interest expense; certain other one-time or non-cash items; and the income tax effect of these reconciling items. Reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure can be found in the Company’s Current Report on Form 8-K filed with the SEC on July 28, 2021. Expected net sales of proprietary products: VIVITROL® net sales of $330M – $345M ARISTADA® net sales of $275M – $290M LYBALVI® net sales of <$10M Operating expenses: R&D expense includes $25M anticipated milestone payment related to ALKS 1140

www.alkermes.com